Sale of Certain Agency Business (FY)	12 Months Ended
Dec. 31, 2022
Other Income, Nonoperating [Abstract]
Sale of Certain Agency Business
3. Sale of Certain Agency Business
On June 30, 2021, Sycamore Insurance Agency sold to Venture Agency Holdings, Inc. the customer accounts and other related assets of some of its personal and commercial lines of business, hereby referred to as the (“Venture Transaction”). The customer accounts consist substantially of new and renewal rights and customer lists of the agency. Sycamore will continue to produce various personal and commercial lines that it did not sell to Venture, which is substantially all produced for, and underwritten by, the Insurance Company Subsidiaries. The Company recognized an $8.9 million gain on the sale which is reflected in Other Gains on the Consolidated Statements of Operations.
The purchase price was $10.0 million of which $1.0 million was paid in cash on June 30, 2021, and $9.0 million was in the form of two promissory notes (one for $6.0 million and one for $3.0 million). Both notes require interest-only quarterly payments at a per annum rate of 7.0%, with a five-year maturity. There are no prepayment penalties. On December 14, 2021, Venture paid off the $3.0 million note. On October 20, 2022, Venture paid down $5.0 million of the $6.0 million note. The remaining $1.0 million promissory note was assumed by SSU as part of the contribution of business to SSU described in Note 2 ~ Acquisition of Joint Venture and Subsequent Sale of Business.
The assets sold included the customer accounts of substantially all of the personal lines business and a small subset of the commercial lines business underwritten by the Insurance Company Subsidiaries, and all of the customer accounts Sycamore produced for third-party insurers.
The transaction included the transition of 21 employees from Conifer to Venture as well as necessary systems and office functions to operate the business. Venture is not assuming any in-force business or liabilities.